Fees Summary	Jul. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 603,825,345.50
Previously Paid Amount	85,392.32
Total Fee Amount	15,310.00
Total Offset Amount	0.00
Net Fee	$ 15,310.00